                                                                   Exhibit 99.43

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,062,281,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AR1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         ARGENT MORTGAGE COMPANY, L.L.C.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                     [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                    TRUSTEE

                              SEPTEMBER [21], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

            SCENARIO                            1                2                3                4
            --------                     ---------------  ---------------  ---------------  ---------------
               Speed  Pricing              100% pricing     100% pricing     100% pricing     100% pricing
               Rates                         Forward          Forward       Forward + 200    Forward + 200
            Triggers                           Fail             Fail             Fail             Fail
        Cleanup Call                       To Maturity      To Maturity      To Maturity      To Maturity
 Default P&I Advance                       100% Advance     100% Advance     100% Advance     100% Advance
    Default Severity                           45%              55%              45%              55%
Default Recovery Lag  Months                12 months        12 months        12 months        12 months
     Default Balance                     Current Balance  Current Balance  Current Balance  Current Balance
         CPR=CDR+CRR  Capped at prepay
             CPR=CRR  PSA standard          CPR = CRR        CPR = CRR        CPR = CRR        CPR = CRR

            SCENARIO                            5                6                7                 8
            --------                     ---------------  ---------------  ---------------   ---------------
               Speed  Pricing              65% pricing      65% pricing      65% pricing       65% pricing
               Rates                         Forward          Forward       Forward + 200     Forward + 200
            Triggers                           Fail             Fail             Fail              Fail
        Cleanup Call                       To Maturity      To Maturity      To Maturity       To Maturity
 Default P&I Advance                       100% Advance     100% Advance     100% Advance      100% Advance
    Default Severity                           45%              55%              45%               55%
Default Recovery Lag  Months                12 months        12 months        12 months         12 months
     Default Balance                     Current Balance  Current Balance  Current Balance   Current Balance
         CPR=CDR+CRR  Capped at prepay
             CPR=CRR  PSA standard          CPR = CRR        CPR = CRR        CPR = CRR         CPR = CRR

                INITIAL
       RATINGS    BOND      SUB-
CLASS    M/S      SIZE   ORDINATION
-----  -------  -------  ----------
A      AAA/AAA   78.20      21.80    CDR
                                     CummLosses
M1       AA2      7.05      14.75    SDA                                    5,391.80                4,092.80                4,564.20
                                     WAL                                        5.67                    6.38                    6.13
                                     CummLosses               196,370,117.49(17.72%)  199,788,715.22(18.03%)  176,206,801.49(15.90%)
                                     1st Principal Writedown                 01/2016                 01/2016                 11/2025
M2        A2      5.25       9.50    SDA                                    3,395.90                2,668.60                2,723.90
                                     WAL                                        7.55                    8.16                    8.15
                                     CummLosses               142,921,125.85(12.90%)  145,300,638.90(13.11%)  120,870,921.45(10.91%)
                                     1st Principal Writedown                 11/2015                 11/2015                 08/2027
B1       BAA1     2.35       7.15    SDA                                    2,648.40                2,105.80                2,036.00
                                     WAL                                       10.26                   10.91                   11.02
                                     CummLosses               118,172,776.69(10.66%)  120,002,912.92(10.83%)    95,529,658.42(8.62%)
                                     1st Principal Writedown                 09/2026                 11/2027                 02/2027
B2       BAA2     0.95       6.20    SDA                                    2,368.90                1,892.60                1,783.10
                                     WAL                                       13.27                   13.92                   14.10
                                     CummLosses                108,104,747.97(9.75%)   109,771,016.06(9.90%)    85,441,862.85(7.71%)
                                     1st Principal Writedown                 11/2027                 03/2029                 07/2033
B3       BAA3     1.00       5.20    SDA                                    2,095.60                1,682.40                1,539.70
                                     WAL                                        9.33                    9.82                   10.03
                                     CummLosses                 97,790,608.23(8.82%)    99,309,195.90(8.96%)    75,307,497.79(6.79%)
                                     1st Principal Writedown                 12/2026                 04/2028                 03/2027
B4        BA1     1.05       4.15    SDA
                                     WAL
                                     CummLosses
                                     1st Principal Writedown
OC                4.15       4.15                                                 --                      --                      --

A      AAA/AAA   78.20      21.80    CDR
                                     CummLosses
M1       AA2      7.05      14.75    SDA                                    3,487.30                4,103.30                3,157.70
                                     WAL                                        6.80                    8.77                    9.99
                                     CummLosses               178,207,469.95(16.08%)  221,839,909.35(20.02%)  228,852,657.07(20.65%)
                                     1st Principal Writedown                 06/2028                 08/2015                 07/2015
M2        A2      5.25       9.50    SDA                                    2,151.10                2,801.70                2,223.50
                                     WAL                                        8.68                   11.48                   12.33
                                     CummLosses               122,195,251.29(11.03%)  172,237,708.65(15.54%)  177,420,202.36(16.01%)
                                     1st Principal Writedown                 01/2028                 02/2015                 02/2015
B1       BAA1     2.35       7.15    SDA                                    1,626.90                2,306.30                1,852.10
                                     WAL                                       11.52                   15.22                   15.79
                                     CummLosses                 96,540,377.21(8.71%)  149,259,900.74(13.47%)  153,754,534.98(13.87%)
                                     1st Principal Writedown                 06/2032                 06/2015                 02/2015
B2       BAA2     0.95       6.20    SDA                                    1,431.30                2,121.60                1,710.60
                                     WAL                                       14.58                   18.43                   18.75
                                     CummLosses                 86,354,768.52(7.79%)  140,011,877.30(12.63%)  144,195,372.60(13.01%)
                                     1st Principal Writedown                 05/2031                 06/2015                 02/2015
B3       BAA3     1.00       5.20    SDA                                    1,241.50                1,933.30                1,566.00
                                     WAL                                       10.39                   14.61                   15.22
                                     CummLosses                 76,131,856.19(6.87%)  130,174,089.26(11.75%)  134,171,019.15(12.11%)
                                     1st Principal Writedown                 02/2028                 09/2015                 01/2015
B4        BA1     1.05       4.15    SDA
                                     WAL
                                     CummLosses
                                     1st Principal Writedown
OC                4.15       4.15                                                --                       --                      --

A      AAA/AAA   78.20      21.80    CDR
                                     CummLosses
M1       AA2      7.05      14.75    SDA                                    3,375.50                2,622.20
                                     WAL                                        9.83                   10.92
                                     CummLosses               196,012,097.70(17.69%)  200,883,734.26(18.13%)
                                     1st Principal Writedown                 11/2015                 09/2015
M2        A2      5.25       9.50    SDA                                    2,203.60                1,760.60
                                     WAL                                       12.66                   13.36
                                     CummLosses               144,311,289.18(13.02%)  147,770,995.74(13.33%)
                                     1st Principal Writedown                 08/2015                 06/2015
B1       BAA1     2.35       7.15    SDA                                    1,752.50                1,415.20
                                     WAL                                       16.97                   17.40
                                     CummLosses               120,453,084.21(10.87%)  123,351,391.60(11.13%)
                                     1st Principal Writedown                 09/2015                 09/2015
B2       BAA2     0.95       6.20    SDA                                    1,580.60                1,282.70
                                     WAL                                       20.84                   21.32
                                     CummLosses                110,690,515.71(9.99%)  113,453,350.12(10.24%)
                                     1st Principal Writedown                 12/2032                 06/2032
B3       BAA3     1.00       5.20    SDA                                    1,409.20                1,147.50
                                     WAL                                       15.74                   16.21
                                     CummLosses                100,562,579.07(9.07%)   103,034,721.95(9.30%)
                                     1st Principal Writedown                 08/2032                 03/2033
B4        BA1     1.05       4.15    SDA
                                     WAL
                                     CummLosses
                                     1st Principal Writedown
OC                4.15       4.15                                                 --                      --